United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2013

Integrated Healthcare Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-23511	87-0573331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 N. Tustin Avenue, Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 953-3503

__________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Credit Agreement with Silver Point

On February 7, 2013, Integrated Healthcare Holdings, Inc. (“IHHI”) and its subsidiaries WMC-A, Inc., WMC-SA, Inc., Chapman Medical Center, Inc. and Coastal Communities Hospital, Inc. (together with IHHI, the “Company”), entered into an “Amendment and Restatement to the Credit Agreement” (the “Amendment”) with SPCP Group IV, LLC, SPCP Group, LLC, and Silver Point Finance, LLC, as the Lender Agent (collectively, the “Silver Point Entities”), Pacific Coast Holdings Investment, LLC (“PCHI”) and Ganesha Realty, LLC (“Ganesha”).

Under the Amendment, the $80,000,000 Credit Agreement, dated as of October 9, 2007, as amended, to which IHHI and the Silver Point Entities are parties (the “Credit Agreement”) was amended and restated in its entirety in the form of the “Amended and Restated Credit Agreement ($47,277,000 Term Loan)” attached as Exhibit A to the Amendment (the “Restated Credit Agreement”). The Restated Credit Agreement reflects changes to the terms of the Credit Agreement that were previously made under various amendments entered into by the Company since inception of the Credit Agreement in October 2007.

In addition, the following new amendments were made to the Credit Agreement and reflected in the Restated Credit Agreement:

•	The Stated Maturity Date was extended to April 13, 2016. The Credit Agreement was previously due to mature on April 13, 2013.

•	The annual interest rate applicable to the loans under the Credit Agreement was modified from the previous fixed rate of 14.5% to LIBOR plus 10%, with the LIBOR floor set at 2% (the effective interest rate is currently 12%), except upon an Event of Default. The Company may elect from one, two or three months LIBOR interest periods, except in an Event of Default when the interest period may not exceed one month.

•	The principal balance under the Credit Agreement was increased from $46,350,000 to $47,277,000 to reflect new borrowings by the Company under the Restated Credit Agreement.

•	The Company repaid all amounts owing to SPCP Group IV, LLC under the Credit Agreement, consisting of a principal balance of $8,119,634 plus accrued interest of $19,622, and increased the principal amount owing to SPCP Group, LLC under the Credit Agreement by $9,046,634 to reflect the repayment to SPCP Group IV, LLC and other new borrowings.

•	The financial covenants applicable to the Company under the Credit Agreement were amended, including the covenants requiring the Company to maintain minimum levels of EBITDA (as defined in the Restated Credit Agreement).

•	Upon receipt by the Company of enhanced federal matching funds from Medi-Cal under the Quality Assurance Fee Program (defined as “Net QAF Funds” under the Restated Credit Agreement), the Company is required to make certain prepayments of principal under its Revolving Loan Agreement with MidCap Financial, LLC.

•	A prepayment fee was established for voluntary prepayments under the Credit Agreement equal to 5% for prepayments made on or prior to December 31, 2013, and 2% for prepayments made after January 1, 2014 and before December 31, 2014.

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Warrant Transactions

In connection with the Amendment, on February 7, 2013, IHHI entered into the following transactions involving warrants:

IHHI entered into a Warrant Repurchase Agreement with SPCP Group IV, LLC pursuant to which IHHI repurchased the outstanding Common Stock Warrant issued to SPCP Group IV, LLC on or about April 13, 2010 (the “Cancelled Warrant”). The Cancelled Warrant entitled the holder to purchase an aggregate of 16,817,365 shares of IHHI Common Stock at an exercise price of $0.07 per share. The Cancelled Warrant was repurchased by IHHI for a purchase price of $0.12 per share minus the exercise price of $0.07 per share, or a net purchase price of $0.05 per share, multiplied by 16,817,365 shares exercisable under the Warrant, or an aggregate purchase price of $840,868.25.

Immediately following the warrant repurchase, IHHI issued a new Common Stock Warrant to SPCP Group, LLC for a price of $0.05 per share, on the same terms as the Cancelled Warrant entitling the holder to purchase an aggregate of 16,817,365 shares of Common Stock at an exercise price of $0.07 per share, except that the new warrant expires on April 13, 2016.

Simultaneous with the transactions described above, IHHI also extended the expiration date from April 13, 2013 to April 13, 2016 for (i) the warrant held by SPCP Group, LLC to purchase 79,182,635 shares at an exercise price of $0.07 per share, (ii) the warrant held by Dr. Kali P. Chaudhuri, M.D. to purchase 170,000,000 shares at an exercise price of $0.07 per share, and (iii) the warrant held by KPC Resolution Company, LLC to purchase 139,000,000 shares at an exercise price of $0.07 per share. The extension of the warrant expiration date was intended to conform the term of the warrants to that of the Restated Credit.

Amendment to Revolving Loan Facility with MidCap

On February 7, 2013, the Company entered into “Amendment No. 4 to Credit and Security Agreement and Limited Consent” (the “Revolving Loan Amendment”) with MidCap Funding IV, LLC and Silicon Valley Bank, as lenders (the “Lenders”), and MidCap Financial, LLC, as agent (the “Agent”).

The Revolving Loan Amendment amends the Credit and Security Agreement, dated as of August 30, 2010, as amended, to which the Company, the Lenders and the Agent are parties (the “ Revolving Loan Agreement”), to reflect the following changes:

•	The maximum face amount of the Letter of Credit Liabilities permitted under the Revolving Loan Agreement was increased to $760,755.39, and the Lenders consented to the issuance of a Letter of Credit in the same amount by Wells Fargo Bank, National Association.

•	The Commitment Expiry Date under the Revolving Loan Agreement was amended to allow for an extension from August 30, 2013 to January 31, 2014 at Agent’s and Lenders’ sole option, which option can be exercised at any time prior to March 31, 2013.

•	The period during which the Prepayment Fee of 1% is applicable was extended from three years from the original closing date to the Commitment Expiry Date (if it is extended by the Agent and Lenders).

•	The Agent and Lenders consented to the Company’s entry into the Amendment with the Silver Point Entities and the Restated Credit Agreement thereunder.

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The foregoing descriptions of the Amendment, Restated Credit Agreement, Common Stock Warrant, Warrant amendments, and Revolving Loan Amendment are summary in nature and qualified in their entirety by copies of such agreements, copies of which are filed as exhibits hereto and incorporated by reference herein.

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

The sale of securities referenced in Item 1.01 of this Report have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit Number	Description
4.1	Warrant to purchase 16,817,365 shares of common stock, dated February 7, 2013, issued to SPCP Group, LLC (incorporated by reference to Exhibit 10.14 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013).
4.2	Amendment No. 1 to Common Stock Warrant (79,182,635 shares), dated February 7, 2013, by and between IHHI and SPCP Group, LLC (incorporated by reference to Exhibit 10.17 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013).
4.3	Amendment No. 1 to Common Stock Warrant (170,000,000 shares), dated February 7, 2013, by and between IHHI and Dr. Kali P. Chaudhuri, M.D. (incorporated by reference to Exhibit 10.16 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013).
4.4	Amendment No. 1 to Common Stock Warrant (139,000,000 shares), dated February 7, 2013, by and between IHHI and KPC Resolution Company, LLC (incorporated by reference to Exhibit 10.15 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013).
99.1	Amendment and Restatement to the Credit Agreement, dated February 7, 2013, by and among the Company, the Silver Point Entities, PCHI and Ganesha (incorporated by reference to Exhibit 10.12 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013). *
99.2	Warrant Repurchase Agreement, dated February 7, 2013, by and between IHHI and SPCP Group IV, LLC (incorporated by reference to Exhibit 10.13 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013). *
99.3	Amendment No. 4 to Credit and Security Agreement and Limited Consent, by and among the Company, MidCap Funding IV, LLC and Silicon Valley Bank, as lenders, and MidCap Financial, LLC, as agent (incorporated by reference to Exhibit 10.18 to the Registrant’s Quarterly Report on Form 10-Q filed on February 12, 2013). *

* Certain exhibits, schedules and/or annexes have been omitted. A copy of any omitted exhibit, schedule or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Healthcare Holdings, Inc.

By: /s/ Steven R. Blake
Name: Steven R. Blake
Title: Chief Financial Officer

Date: February 12, 2013

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